UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2005

                           NETWORK INSTALLATION CORP.

             (Exact name of registrant as specified in its charter)

       NEVADA                    0-25499                 88-0390360
       -------                   -------                 ----------
(State  or  jurisdiction    (Commission File Number)  (I.R.S.  Employer
of  incorporation  or                                     Identification
organization                                                     No.)

                         15235 Alton Parkway, Suite 200
                                Irvine, CA 92618
                   --------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (949)  753-7551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On February 11, 2005, our Board of Directors dismissed Rose, Snyder & Jacobs as our principal accountant. The Board had appointed Rose, Snyder & Jacobs on April 29, 2004.

On the same date, the Board of Directors appointed the firm Michael Johnson & Co., LLC to serve as our independent public accountants for the fiscal year ending December 31, 2004. The decision to change accountants was recommended and approved by the Board of Directors.

From April 29, 2004 through the date hereof, there were no disagreements with Rose, Snyder & Jacobs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rose, Snyder & Jacobs' satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for such year.

We provided Rose, Snyder & Jacobs with a copy of the foregoing disclosures. On February 18, 2005, we received the letter filed as Exhibit 16.1.

During the year ended December 31, 2003 and through the date hereof, we did not consult with Michael Johnson & Co., LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

16.1     Letter  from  Rose,  Snyder  &  Jacobs  dated  February  18,  2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NETWORK INSTALLATION CORP.
                           --------------------------
                                   REGISTRANT



    Date:  February  18,  2005       By:/s/  Michael  Cummings
                                     -------------------------
                                     Michael  Cummings
                                     Chief  Executive  Officer